UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2003

KOSAN BIOSCIENCES INCORPORATED

(Exact name of registrant specified in its charter)

DELAWARE	000-31633	94-3217016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3832 BAY CENTER PLACE HAYWARD, CA	94545
(Address of principal executive offices)	(Zip Code)

REGISTRANT’S TELEPHONE, INCLUDING AREA CODE: (510) 732-8400

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2003, Kosan Biosciences Incorporated (the “Company”) announced via a press release its financial results for the three and nine months ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED (Registrant)

By	/s/ Daniel V. Santi, M.D., Ph.D.

Daniel V. Santi, M.D., Ph.D. Chairman and Chief Executive Officer

Dated: October 23, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 23, 2003, relating to the Company’s financial results for the three and nine months ended September 30, 2003.